                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      PALOGIC VALUE FUND, L.P.

                Item                                Information

Name:                                  PALOGIC VALUE FUND, L.P.

Address:                               5310 Harvest Hill Road, Suite 110,
                                       Dallas, Texas 75230

Designated Filer:                      Palogic Value Management, L.P.

Date of Event Requiring Statement      April 15, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      QAD Inc. [QADA, QADB]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:    Palogic Value Management, L.P.
                                       Its:   General Partner

                                       By:    Palogic Capital Management, LLC
                                       Its:   General Partner

                                       By:    /s/ Ryan L. Vardeman
                                              ---------------------------------
                                       Name:  Ryan L. Vardeman
                                       Title: Sole Member
                                       Date:  April 18, 2013

2.      PALOGIC CAPITAL MANAGEMENT, LLC

                Item                                Information

Name:                                  PALOGIC CAPITAL MANAGEMENT, LLC

Address:                               5310  Harvest Hill Road, Suite 110,
                                       Dallas, Texas 75230

Designated Filer:                      Palogic Value Management, L.P.

Date of Event Requiring Statement      April 15, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      QAD Inc. [QADA, QADB]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:    /s/ Ryan L. Vardeman
                                              ---------------------------------
                                       Name:  Ryan L. Vardeman
                                       Title: Sole Member
                                       Date:  April 18, 2013

3.      RYAN L. VARDEMAN

                Item                                Information

Name:                                  RYAN L. VARDEMAN

Address:                               5310 Harvest Hill Road, Suite 110,
                                       Dallas, Texas 75230

Designated Filer:                      Palogic Value Management, L.P.

Date of Event Requiring Statement      April 15, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      QAD Inc. [QADA, QADB]
Symbol:

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       /s/ Ryan L. Vardeman
                                       ----------------------------------------
                                       Date: April 18, 2013